Exhibit 10.1


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is effective as of December 31, 2010, by and between ORBIT INTERNATIONAL CORP., a Delaware corporation (the "Company") and BRUCE REISSMAN (the "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and Executive entered into an employment agreement dated as of December 14, 2007 (the "Employment Agreement") pursuant to which the Executive was employed by the Company upon the terms and conditions contained therein; and
     WHEREAS,  the  parties desire to amend certain provisions of the Employment
Agreement  as  set  forth  below.
     NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties agree with the others as follows:
1. The first sentence of Paragraph 9 of the Employment Agreement is hereby deleted in its entirety, and a new sentence reading in its entirety as follows is hereby inserted in its place:
"The Term and Executive's employment hereunder shall continue from the effective date of this Agreement through February 28, 2011, unless terminated earlier by the Company or by Executive pursuant to this Paragraph 9."

2.     Paragraph  4D  is  hereby  deleted  in  its  entirety.
3. Except as herein amended, the Employment Agreement shall remain in full force and effect.
4. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, and all of which, when taken together, shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
                           [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

     ORBIT INTERNATIONAL CORP.


     By:        /s/ Mitchell Binder
                -------------------
     Name:      Mitchell Binder
     Title:     Chief Executive Officer



                              /s/ Bruce Reissman
                              ------------------
                              BRUCE REISSMAN